UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2024 (December 24, 2024)

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

001-33807

(Commission File Number)

Nevada	26-1232727
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	SATS	The Nasdaq Stock Market L.L.C.

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

001-39144
(Commission File Number)

Nevada	88-0336997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

333-31929
(Commission File Number)

Colorado	84-1328967
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors; Election of Directors

On December 24, 2024, Mr. James DeFranco submitted his resignation from the board of directors of DISH DBS Corporation (“DISH DBS”). Mr. DeFranco did not resign from such position as a result of any disagreement with DISH DBS relating to its operations, policies, or practices. Mr. DeFranco will continue to serve as a director of EchoStar Corporation.

On December 25, 2024, following the resignation of Mr. DeFranco as a director of DISH DBS, the board of directors of DISH DBS appointed Mr. Jeffrey H. Blum as a director of DISH DBS. Mr. Blum currently serves as the Executive Vice President (External and Government Affairs) of EchoStar Corporation and has been with DISH Network Corporation since 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION DISH NETWORK CORPORATION DISH DBS CORPORATION

Date: December 30, 2024	By:	/s/ Dean A. Manson
Dean A. Manson
Chief Legal Officer and Secretary, EchoStar Corporation